Exhibit 10.51

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 8, 2018 (this “Amendment”) is by and among HLF Financing SaRL, LLC, a Delaware limited liability company (formerly known as HLF Financing S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 211.373) (“Lux TL Borrower”), HLF Financing US, LLC, a Delaware limited liability company (“US TL Borrower” and, together with Lux TL Borrower, the “Term Loan Borrowers”), Herbalife Ltd., a Cayman Islands exempted company incorporated with limited liability (“Parent”), Herbalife International Luxembourg S.à R.L., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 88.006 (“HIL”), Herbalife International, Inc., a Nevada corporation (“HII” and, together with Parent and HIL, the “Revolver Borrowers”; the Revolver Borrowers, together with the Term Loan Borrowers, are referred to herein as the “Borrowers”), Credit Suisse AG, Cayman Islands Branch, as administrative agent for the Term Loan Lenders and collateral agent (in such capacities, the “Term Loan Administrative Agent”), and Coöperatieve Rabobank U.A., New York Branch, as administrative agent for the Revolving Credit Lenders (in such capacity, the “Revolver Administrative Agent” and, together with the Term Loan Administrative Agent, the “Administrative Agents”).

Pursuant to Section 9.2(c) of the Credit Agreement, dated as of February 15, 2017 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrowers, each lender from time to time party thereto and the Administrative Agents, the Administrative Agents and Borrowers agree as follows:

A.     Amendments. With effect as of the Closing Date:

(a)     The definition of “Capital Stock” in Section 1.1 of the Credit Agreement is amended by deleting the reference to “including convertible securities (including the 2014 Convertible Notes) but excluding debt securities convertible or exchangeable into any of the foregoing” and replacing it with a reference to:

“but excluding debt securities convertible or exchangeable into any of the foregoing (including the 2014 Convertible Notes)”

(b)     Clause (ii) of the definition of “Junior Debt” in Section 1.1 of the Credit Agreement is amended and restated to read in its entirety as follows:

“(ii) unsecured Indebtedness incurred pursuant to Section 6.2(f) and Section 6.2(z) and any Permitted Refinancings thereof,”

B.     Effectiveness.  Pursuant to Section 9.2(c) of the Credit Agreement, the Administrative Agents and the Borrowers, in their sole discretion and without the consent or approval of any other party, may amend, modify or supplement any provision of the Credit Agreement or any other Loan Document to cure any ambiguity, omission, mistake, error, defect or inconsistency (each, a “Section 9.2(c)

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Modification”) and such Section 9.2(c) Modification shall become effective without any further action or consent of any other party to any Loan Documents if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.  The purpose and effect of this Amendment is to effect a Section 9.2(c) Modification.  Accordingly, this Amendment shall become effective on March 16, 2018 (which is the day following the date that is five Business Days following the date that this Amendment was provided to the Lenders) if the Required Lenders have not objected to this Amendment in writing on or prior to such date (the “Amendment Effective Date”).

C.     Effect on the Credit Agreement and the Other Loan Documents.  Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

D.     Applicable Law.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO AGREES TO SECTION 9.9 OF THE CREDIT AGREEMENT (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND SECTION 9.10 OF THE CREDIT AGREEMENT (WAIVER OF JURY TRIAL) AS IF FULLY SET FORTH HEREIN.

[Signature pages follow]

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Consented to and agreed as of the date first set forth above:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Term Administrative Agent

By:	/s/Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/Joan Park
Name: Joan Park
Title: Authorized Signatory

[Signature Page – First Amendment]

COÖPERATIEVE RABOBANK U.A., NEW YORK
BRANCH, as Revolver Administrative Agent

By:	/s/ Andre Baladi
Name: Andre Baladi
Title: Executive Director

By:	/s/ Nader Pasdar
Name: Nader Pasdar
Title: Managing Director

[Signature Page – First Amendment]

Consented to and agreed as of the date first set forth above:

HLF FINANCING SARL, LLC,
as a Borrower

By:	/s/ Eileen Uy
Name: Eileen Uy
Title: Manager

HLF FINANCING US, LLC,
as a Borrower

By:	/s/ Eileen Uy
Name: Eileen Uy
Title: Manager

HERBALIFE LTD.,
as a Borrower

By:	/s/ David Pezzullo
Name: David Pezzullo
Title: Chie Operating Officer

HERBALIFE INTERNATIONAL LUXEMBOURG S.À R.L.,
as a Borrower

By:	/s/ Helene Dekhar
Name: Helene Dekhar
Title: Authorized Representative

HERBALIFE INTERNATIONAL, INC.,
as a Borrower

By:	/s/ David Pezzullo
Name: David Pezzullo
Title: Chief Operating Officer

[Signature Page – First Amendment]